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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 6, 2005

                        RADIATION THERAPY SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                  FLORIDA                                       65-0768951
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      (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida                      33907
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  (Address of principal executive offices)                      (Zip Code)

                                 (239) 931-7275
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

            On June 6, 2005 the Company announced that its President and Chief Executive Officer, Daniel Dosoretz, M.D., Medical Director, James Rubenstein, M.D., and Corporate Controller and Chief Accounting Officer, Joseph Biscardi have each adopted pre-arranged Rule 10b5-1 trading plans. The Company does not undertake any obligation to report Rule 10b5-1 trading plans that may be adopted by any of its officers and directors in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law. A copy of the press release announcing the adoption of the Rule 10b5-1 trading plans is filed with this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

            99.1 Press Release dated June 6, 2005 announcing the adoption of Rule 10b5-1 trading plans.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RADIATION THERAPY SERVICES, INC.

                                                By: /s/ David Koeninger
                                                    ----------------------------
                                                    David Koeninger
                                                    Principal Financial Officer

Dated:  June 6, 2005